                        SEMIANNUAL REPORT / JUNE 30 2001

                            AIM SMALL CAP EQUITY FUND


                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]


                            --Registered Trademark--

                           AIM SMALL CAP EQUITY FUND

                                 [COVER IMAGE]

                     -------------------------------------

                      THE ROADSIDE MILL BY CURRIER & IVES

            IN THE 19TH CENTURY, MILLS WERE FREQUENTLY THE CATALYST

              FOR THE DEVELOPMENT OF OTHER SMALL BUSINESSES IN THE

               BURGEONING COMMUNITIES OF THE UNITED STATES. SMALL

             COMPANIES CONTINUE TO BE AN IMPORTANT COMPONENT OF THE

               U.S. ECONOMIC LANDSCAPE. AIM SMALL CAP EQUITY FUND

               SEEKS TO OWN THE REASONABLY PRICED STOCKS OF SMALL

                COMPANIES WITH SOLID EARNINGS-GROWTH PROSPECTS.

                     -------------------------------------

AIM Small Cap Equity Fund is for shareholders who seek long-term capital appreciation by investing in small-cap stocks with strong growth prospects and attractive valuations.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Small Cap Equity Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o Had the advisor not absorbed fund expenses, total returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o Because the fund has been in existence for less than a year, total return is cumulative total return that has not yet been annualized.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its return is attributable to its investment in IPOs, which had a magnified impact when the fund's asset base was relatively small. There is no guarantee that, with a larger asset base, the fund will continue to experience substantially similar performance by investing in IPOs.
o Investing in micro-, small- and mid-sized companies may involve risks not associated with investing in more established companies. Also, micro and small companies may have business risk, significant stock-price fluctuation and illiquiditiy
o The fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Russell 2000 Index represents the performance of the stocks of small-capitalization companies.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

CUMULATIVE TOTAL RETURNS

As of 6/30/01, including sales charges

================================================================================
CLASS A SHARES
Inception (8/31/00)                       -3.50%*

CLASS B SHARES
Inception (8/31/00)                       -3.40%*

CLASS C SHARES
Inception (8/31/00)                        0.60%*

Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

                            AIM SMALL CAP EQUITY FUND


                    Dear Fellow Shareholder:

                    Equity markets continued to be difficult and quite volatile
[PHOTO OF           during the six months ended June 30, 2001, the period
ROBERT H.           covered by this report. Major indexes, both foreign and
GRAHAM]             domestic, posted negative returns, with the technology
                    sector and large-cap growth stocks hardest hit. By contrast, most segments of the bond market turned in positive returns.
                    The bond market was the best place to be invested the first half of 2001--a powerful argument for portfolio diversification.
                        As a result, depending on the fund you own, many of you
                    have suffered significant losses. Please be assured we are also disturbed about recent results of many funds. Fund managers are making every effort to reverse the trend.
                    However, the challenging market conditions are lasting longer than expected.
                        During the long bull market for equities, which ran from 1982 till late last year, many pundits began to act as if stocks were risk-free investments, inevitably rising. That was never true. Downturns like the recent one are normal. Since its inception in 1926, the S&P 500, which is widely used as a measure of general U.S. stock market performance, has seen a 20% decline--the accepted definition of a bear market--about every four and one-half to five years.
    No one has devised a reliable technique for timing these market movements. But portfolio diversification has proven to be an effective way to manage the resulting risks over time.

WORK WITH YOUR ADVISOR
Your financial advisor can help you build a diversified portfolio by selecting a variety of funds. One basic way to diversify is by owning funds invested in the three main types of securities: stocks, bonds and money market instruments. Within an asset class, it is worth diversifying further, investing in both growth and value stocks, both domestic and foreign, and so on. A fixed-income portfolio can include various quality sectors, from super-safe U.S. Treasuries to riskier high yield bonds.
    Since the right asset mix for you depends on your financial situation, your age and your goals, visit with your financial advisor regularly to review your investments to make sure they still make sense.

YOUR FUND MANAGERS' COMMENT
Your fund's portfolio managers discuss your fund in the following pages: what market conditions were like, how your fund performed and how they have managed your fund. We hope you find their comments informative.
    Though the last six months have tested the patience of most investors, we remain confident that, in time, markets will recover, though we cannot predict when.
    We wish to thank you for your patience in remaining invested with us. Since virtually every employee and officer of AIM is invested in our funds through our retirement programs or through indirect investments, we all share in our funds' performance along with our shareholders. We appreciate how unpleasant the recent past has been, and I'm sure you share our hope that markets will be less trying the rest of this year. We want to assure you that all of us at AIM are working diligently to improve the performance of our funds.
    If you have any questions or comments, please contact us anytime through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ Robert H. Graham
Robert H. Graham
Chairman

                           AIM SMALL CAP EQUITY FUND

DESPITE DIFFICULT MARKET, FUND POSTS SOLID RETURNS

MANY STOCK MARKET INDEXES SUSTAINED LOSSES DURING THE REPORTING PERIOD. HOW DID AIM SMALL CAP EQUITY FUND PERFORM?
The fund's emphasis on reasonably priced growth stocks helped it to record attractive returns for the challenging six-month reporting period ended June 30, 2001. Excluding sales charges, total returns were 9.08% for Class A shares and 8.78% for both Class B and Class C shares. The fund outperformed the Russell 2000 Index, which returned 6.85% for the same period.
    The fund's performance was even better during the second half of the reporting period as investor preference shifted from value stocks to growth stocks. Excluding sales charges, total returns were 20.83% for Class A shares and 20.67% for Class B and C shares for the quarter ended June 30. For the same period, the Russell 2000 Index returned 14.29%. Total net assets in the fund increased from $58.2 million to $124.9 million between December 31, 2000, and June 30, 2001.

WHAT WERE SOME SIGNIFICANT TRENDS IN THE STOCK MARKET?
Concern over declining corporate earnings growth and a slowing economy caused major stock market indexes to fall during much of the reporting period. Throughout the period, a long string of high-profile companies issued warnings that their earnings would not meet expectations. Slowing economic growth and rising energy and labor costs undermined corporate profits. Global competition also reduced the ability of companies to raise prices for their products and services. The sell-off affected nearly all market sectors with technology stocks especially hard hit.
    Early in 2001, the Federal Reserve Board (the Fed) began cutting interest rates to stimulate economic growth. In the first quarter of 2001, the nation's gross domestic product (GDP) grew at an annual rate of only 1.3%, slightly better than growth in the fourth quarter of 2000, but still raising the specter that the economy could slip into a recession. In six moves during the reporting period, the Fed lowered the federal funds rate from 6.5% to 3.75%. Markets responded tepidly to the last of these rate cuts in late June, and they remained volatile as investors' concerns about the economy and corporate earnings growth lingered.
    For most of the period, value stocks outperformed growth stocks as investors sought attractively priced issues. However, beginning in April, growth stocks outperformed value stocks, as the Fed's rate-cutting policy had the potential to boost corporate profits. Small-cap stocks were the market leaders, posting positive returns for the reporting period. Mid-cap stocks fared better than large-cap stocks, but both recorded negative returns for the six months ended June 30.

                                    [PHOTO]

FUND PERFORMANCE

FUND VS. INDEX

For the six months ended 6/30/01,excluding sales charges

================================================================================
                                  [BAR CHARTS]

FUND CLASS A SHARES                   9.08%

FUND CLASS B & C SHARES               8.78%

RUSSELL 2000 INDEX                    6.85%
================================================================================

GROWTH OF TOTAL NET ASSETS

For the six months ended 6/30/01

================================================================================
                                  [BAR CHARTS]

12/31/00                      $58.2 MILLION

6/30/2001                    $124.9 MILLION
================================================================================

HOW WAS THE FUND STRUCTURED AT THE CLOSE OF THE REPORTING PERIOD?

The fund had 130 holdings and significant exposure to the financial, information-technology, consumer-discretionary and health care sectors. The fund's holdings in these sectors generally had a positive influence on performance. Financial companies benefited from falling interest rates. Despite the economic slowdown, consumer spending remained fairly steady. This trend was a plus for certain consumer-discretionary companies, which include many retailers. Demand for medical services and products, on the other hand, tended to be relatively constant regardless of economic conditions.
    The fund took advantage of the sell-off in tech stocks to buy the stocks of solid companies in the information technology sector at reduced prices. We believe the tech companies represented in the portfolio have solid long-term growth prospects. Within the information technology sector, the stocks of application software and semiconductor companies and Internet software and service providers generally performed well for the fund.

WHAT WERE SOME OF THE FUND'S TOP HOLDINGS?

o LifePoint Hospitals operates more than 20 health care facilities predominantly in rural areas in the Southeast.
o   PEC Solutions develops and maintains information technology systems for a

          See important fund and index disclosures inside front cover.

                            AIM SMALL CAP EQUITY FUND

                                    [PHOTO]

PORTFOLIO COMPOSITION
As of 6/30/01, based on total net assets

=======================================================================================================
TOP 10 EQUITY HOLDINGS                            TOP 10 INDUSTRIES
-------------------------------------------------------------------------------------------------------

 1. LifePoint Hospitals, Inc.           1.3%       1. Specialty Stores                            6.4%

 2. PEC Solutions, Inc.                 1.2        2. Application Software                        6.2

 3. Vesta Insurance Group, Inc.         1.2        3. Health Care Distributors & Services         5.5

 4. Pre-Paid Legal Services, Inc.       1.2        4. Banks                                       5.4

 5. Alliance Data Systems Corp.         1.1        5. Diversified Commercial Services             5.3

 6. Ultratech Stepper, Inc.             1.1        6. Diversified Financial Services              4.1

 7. MAXIMUS, Inc.                       1.1        7. Electronic Equipment & Instruments          4.0

 8. Peregrine Systems, Inc.             1.1        8. Real Estate Investment Trusts               3.6

 9. Hispanic Broadcasting Corp.         1.1        9. Broadcasting & Cable TV                     3.3

10. Waste Connections, Inc.             1.1       10. Health Care Facilities                      3.1

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

================================================================================

    number of government agencies, including the Census Bureau, the Internal Revenue Service, the Marine Corps and the Justice Department.
o Vesta Insurance Group emphasizes personal insurance, including automobile and homeowners' coverage.
o Pre-Paid Legal Services gives its more than one million members prepaid access to attorneys for a small monthly fee.
o Alliance Data Systems provides customer relationship management services to retailers, supermarkets and financial service companies. These services include programs designed to help businesses retain customers.
o Ultratech Stepper develops systems, known as steppers, that help manufacturers produce semiconductors, thin-film heads for disk drives and other items.
o MAXIMUS provides program management and consulting services for federal, state and local government health and human services departments.
o Peregrine Systems is known for help-desk software, which aids businesses in handling computer network concerns and monitoring equipment costs. Recently, the company focused its product base around infrastructure-resource-planning software, designed to help a company optimize the use of its physical assets, ranging from computer networks to factories and vehicle fleets.
o Hispanic Broadcasting is the leading Spanish-language radio broadcasting company in the United States, with nearly 50 stations in more than 12 major markets.
o Waste Connections provides solid-waste collection, disposal and recycling services for more than 700,000 customers in the western United States.

WHAT WERE MARKET CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?
The stock market remained volatile and economic signals were mixed. The Fed had trimmed 275 basis points (2.75%) from the federal funds rate. Historically, falling interest rates have been a powerful catalyst for reinvigorating the economy. Moreover, small-cap stocks in particular have historically benefited from interest-rate cuts. Late in the reporting period, data showed rises in consumer confidence, new home sales and durable goods orders, accompanied by a decline in new unemployment benefit claims. Although these trends suggested that Fed action might be beginning to pull the economy out of its doldrums, economic growth remained weak. Despite volatile fuel prices, inflation in general remained subdued.
    Moreover, the difficult market conditions of the past year or so have resulted in some of the most attractive stock valuations in several years. We believe this market represented an excellent opportunity to buy the stocks of solid companies with attractive earnings-growth prospects at reduced prices.

--------------------------------------------------------------------------------
READ THIS REPORT ONLINE!
Thousands of AIM investors have taken advantage of eDelivery--an electronic delivery service that allows you to read your fund reports and prospectuses online! Once you sign up for the service, we will send you a link to your reports via e-mail. If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    Please visit our Web site at www.aimfunds.com and log into your account. Click on the "View Other Account Options" drop-down menu and select "eDelivery." If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, this service is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.
--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                           AIM SMALL CAP EQUITY FUND

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.


                                 [LOCK GRAPHIC]



 A I M Capital Management, INC. o A I M Distributors, INC. o The AIM family of
         Funds--Registered Trademark-- o AMVESCAP National Trust Company

                            AIM SMALL CAP EQUITY FUND



FACTORS INFLUENCING DECISIONS TO RAISE, LOWER INTEREST RATES

ECONOMIC INDICATORS THAT HELP SHAPE FEDERAL RESERVE POLICY
The Federal Reserve Board (the Fed) periodically adjusts short-term interest rates to either stimulate or slow economic growth. In making decisions about interest rates, the Fed considers key economic data. Just as a dip in barometric pressure can signal a squall, changes in economic indicators can point to a shift in the economy and the markets. Here are some of the top indicators used by the Fed, economists, financial analysts and professional money managers to identify economic trends:

                                   [GRAPHIC]

GROSS DOMESTIC PRODUCT (GDP)
GDP is the total value of all products and services produced in the country in a year. It's compiled quarterly by the U.S. Department of Commerce. GDP measures the pace of U.S. economic growth, and changes in this indicator can signal the direction of the economy. For example, a decline in the GDP for two consecutive quarters constitutes a recession. Drops in the GDP can cause equity and bond prices to fall, as investors become concerned about an economic slowdown. On the other hand, a steep spike in the GDP can signal that the economy is growing too fast, and higher inflation could ensue. Inflation, also known as rising prices, creates problems for consumers and the markets. In an inflationary environment, consumers must spend more money to buy the same amount of goods and services. When consumers buy less, the economy slows and markets decline. The markets usually react favorably to slight increases in the GDP, which indicate moderate, controlled growth.

                                   [GRAPHIC]

HOUSING STARTS
Housing starts measure the construction of new single-family houses, townhouses and apartment buildings. Compiled monthly by the U.S. Department of Commerce, this figure is based on the number of new foundations dug. This indicator signals consumer confidence. If consumers feel financially secure, they're more likely to take on a mortgage. Home purchases also trigger other consumer spending (for sofas, lawnmowers, curtains, etc.). A moderate increase in housing starts usually bodes well for the markets. As with GDP, a sharp increase in housing starts can signal inflation.

                                   [GRAPHIC]

CONSUMER PRICE INDEX (CPI)
Also called the cost-of-living index, the CPI measures the prices of products and services bought by typical consumers. Each month, the U.S. Bureau of Labor Statistics checks the prices of a specific basket of items, including food, clothing, transportation, shelter, utilities, health care and entertainment. The CPI is one of the government's main ways to gauge inflation, and changes in this indicator usually affect the markets. A sharp increase in the CPI can indicate inflation, while a moderate rise in the CPI shows that inflation is under control. The core inflation rate is a separate indicator from the CPI. The core rate excludes energy and food, which fluctuate seasonally and more sharply than other elements.

                                   [GRAPHIC]

PRODUCER PRICE INDEX (PPI)
The Producer Price Index measures the price changes of manufactured goods that are ready to be distributed. Hikes in the PPI signal that retailers may soon raise prices to pass the increase on to consumers. Rising prices signal inflation. Unlike the CPI, this index doesn't measure services.

                                   [GRAPHIC]

CONSUMER CONFIDENCE INDEX (CCI)
The CCI measures how consumers feel about the economy, their job status and their finances. Consumer attitudes are important because consumer spending accounts for about two-thirds of the economy. To compile the index, The Conference Board conducts a monthly survey of 5,000 U.S. households. The survey asks questions about consumer attitudes, buying plans, present conditions and expectations for the future. A declining CCI usually means that Americans are tightening their purse strings. Decreased spending may mean slower economic growth.

                                   [GRAPHIC]

THINKING LONG-TERM
As an investor, you can better understand broad economic trends by watching these indicators. A word of caution: You shouldn't overhaul your portfolio every time there is a blip in consumer confidence. Indicators signal potential market fluctuations, and they can help you adjust your long-term strategy. As always, we suggest that you visit your financial advisor to determine whether any changes to your investment plan are necessary.

SCHEDULE OF INVESTMENTS
June 30, 2001
(Unaudited)

                                                              MARKET
                                                SHARES        VALUE
COMMON STOCKS & OTHER EQUITY
   INTERESTS-94.38%

AEROSPACE & DEFENSE-1.04%

Aeroflex Inc.(a)                                  32,500   $    341,250
-----------------------------------------------------------------------
BE Aerospace, Inc.(a)                             50,500        962,025
=======================================================================
                                                              1,303,275
=======================================================================

AGRICULTURAL PRODUCTS-0.75%

Delta & Pine Land Co.                             47,600        935,340
=======================================================================

AIR FREIGHT & COURIERS-0.65%

UTI Worldwide, Inc.                               50,800        808,736
=======================================================================

AIRLINES-1.37%

AirTran Holdings, Inc.(a)                         54,800        575,400
-----------------------------------------------------------------------
Atlantic Coast Airlines Holdings(a)               38,100      1,142,619
=======================================================================
                                                              1,718,019
=======================================================================

APPAREL RETAIL-1.82%

Abercrombie & Fitch Co.-Class A(a)                24,000      1,068,000
-----------------------------------------------------------------------
Too Inc.(a)                                       43,800      1,200,120
=======================================================================
                                                              2,268,120
=======================================================================

APPLICATION SOFTWARE-6.16%

BSQUARE Corp.(a)                                 102,200      1,074,122
-----------------------------------------------------------------------
Eclipsys Corp.(a)                                 35,000        983,500
-----------------------------------------------------------------------
Lightbridge, Inc.(a)                              67,300      1,305,620
-----------------------------------------------------------------------
Macromedia, Inc.(a)                               26,500        500,850
-----------------------------------------------------------------------
MSC. Software Corp.(a)                            30,000        562,500
-----------------------------------------------------------------------
Peregrine Systems, Inc.(a)                        46,400      1,345,600
-----------------------------------------------------------------------
Secure Computing Corp.(a)                         57,200        898,612
-----------------------------------------------------------------------
Take-Two Interactive Software, Inc.(a)            27,200        504,560
-----------------------------------------------------------------------
Verity, Inc.(a)                                   26,300        524,685
=======================================================================
                                                              7,700,049
=======================================================================

BANKS-5.37%

Downey Financial Corp.                            25,800      1,219,308
-----------------------------------------------------------------------
East West Bancorp, Inc.                           18,800        507,600
-----------------------------------------------------------------------
Hibernia Corp.-Class A                            33,100        589,180
-----------------------------------------------------------------------
IndyMac Mortgage Holdings, Inc.(a)                16,400        439,520
-----------------------------------------------------------------------
Provident Financial Group, Inc.                   32,400      1,066,608
-----------------------------------------------------------------------
Republic Bancorp, Inc.                            81,100      1,127,290
-----------------------------------------------------------------------
Southwest Bancorp. of Texas, Inc.(a)              27,400        827,754
-----------------------------------------------------------------------
TCF Financial Corp.                               20,100        930,831
=======================================================================
                                                              6,708,091
=======================================================================

BROADCASTING & CABLE TV-3.32%

Cox Radio, Inc.-Class A(a)                        27,300        760,305
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
BROADCASTING & CABLE TV-(CONTINUED)

Entercom Communications Corp.(a)                  14,600   $    782,706
-----------------------------------------------------------------------
Hispanic Broadcasting Corp.(a)                    46,600      1,336,954
-----------------------------------------------------------------------
Mediacom Communications Corp.(a)                  71,500      1,262,690
=======================================================================
                                                              4,142,655
=======================================================================

CATALOG RETAIL-0.84%

Insight Enterprises, Inc.(a)                      42,750      1,047,375
=======================================================================

COMPUTER STORAGE & PERIPHERALS-0.35%

Advanced Digital Information Corp.(a)             25,100        434,230
=======================================================================

CONSTRUCTION & ENGINEERING-0.68%

Granite Construction Inc.                         33,200        843,944
=======================================================================

CONSUMER FINANCE-1.93%

AmeriCredit Corp.(a)                              23,000      1,194,850
-----------------------------------------------------------------------
Metris Companies Inc.                             36,200      1,220,302
=======================================================================
                                                              2,415,152
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-5.31%

DiamondCluster International, Inc.-Class A(a)     36,400        463,372
-----------------------------------------------------------------------
Edison Schools Inc.(a)                            54,560      1,246,151
-----------------------------------------------------------------------
Encompass Service Corp.(a)                        75,000        671,250
-----------------------------------------------------------------------
Iron Mountain Inc.(a)                             18,000        807,120
-----------------------------------------------------------------------
Plato Learning, Inc.(a)                           42,300      1,309,185
-----------------------------------------------------------------------
Pre-Paid Legal Services, Inc.(a)                  66,200      1,456,400
-----------------------------------------------------------------------
Profit Recovery Group International, Inc.
  (The)(a)                                        60,000        687,600
=======================================================================
                                                              6,641,078
=======================================================================

DIVERSIFIED FINANCIAL SERVICES-4.09%

Affiliated Managers Group, Inc.(a)                16,500      1,014,750
-----------------------------------------------------------------------
Alliance Data Systems Corp.(a)                    94,500      1,417,500
-----------------------------------------------------------------------
Allied Capital Corp.                              17,900        414,385
-----------------------------------------------------------------------
American Capital Strategies, Ltd.                 28,900        810,934
-----------------------------------------------------------------------
LaBranche & Co. Inc.(a)                           20,100        582,900
-----------------------------------------------------------------------
W.P. Stewart & Co., Ltd. (Bermuda)                35,400        867,300
=======================================================================
                                                              5,107,769
=======================================================================

DRUG RETAIL-0.70%

Duane Reade, Inc.(a)                              26,900        874,250
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.98%

Sensormatic Electronics Corp.(a)                  72,200      1,227,400
=======================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-3.99%

Amphenol Corp.-Class A(a)                         22,000        881,100
-----------------------------------------------------------------------
CTS Corp.                                         38,600        791,300
-----------------------------------------------------------------------
Garmin Ltd.(a)                                    38,800        886,580
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
ELECTRONIC EQUIPMENT & INSTRUMENTS-(CONTINUED)

Kopin Corp.(a)                                    48,100   $    583,934
-----------------------------------------------------------------------
Tektronix, Inc.(a)                                30,500        828,075
-----------------------------------------------------------------------
Varian Inc.(a)                                    31,600      1,020,680
=======================================================================
                                                              4,991,669
=======================================================================

EMPLOYMENT SERVICES-0.16%

Heidrick & Struggles International, Inc.(a)       10,100        205,333
=======================================================================

ENVIRONMENTAL SERVICES-1.88%

Tetra Tech, Inc.(a)                               37,300      1,014,560
-----------------------------------------------------------------------
Waste Connections, Inc.(a)                        37,100      1,335,600
=======================================================================
                                                              2,350,160
=======================================================================

GENERAL MERCHANDISE STORES-0.86%

Ross Stores, Inc.                                 45,000      1,077,750
=======================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-5.48%

AdvancePCS(a)                                      2,000        128,100
-----------------------------------------------------------------------
Apria Healthcare Group Inc.(a)                    43,300      1,249,205
-----------------------------------------------------------------------
First Horizon Pharmaceutical Corp.(a)             24,800        796,080
-----------------------------------------------------------------------
Lincare Holdings Inc.(a)                          27,400        846,386
-----------------------------------------------------------------------
MAXIMUS, Inc.(a)                                  34,000      1,363,060
-----------------------------------------------------------------------
Professional Detailing, Inc.(a)                    7,300        671,600
-----------------------------------------------------------------------
Syncor International Corp.(a)                     34,600      1,072,600
-----------------------------------------------------------------------
Unilab Corp.(a)                                   28,700        723,240
=======================================================================
                                                              6,850,271
=======================================================================

HEALTH CARE EQUIPMENT-1.42%

Apogent Technologies Inc.(a)                      33,400        821,640
-----------------------------------------------------------------------
Noven Pharmaceuticals, Inc.(a)                    24,150        946,680
=======================================================================
                                                              1,768,320
=======================================================================

HEALTH CARE FACILITIES-3.13%

LifePoint Hospitals, Inc.(a)                      36,500      1,616,220
-----------------------------------------------------------------------
RehabCare Group, Inc.(a)                          21,800      1,050,760
-----------------------------------------------------------------------
Select Medical Corp.(a)                           62,500      1,250,000
=======================================================================
                                                              3,916,980
=======================================================================

INSURANCE BROKERS-0.48%

Willis Group Holdings Ltd.(a)                     33,900        601,725
=======================================================================

INTEGRATED TELECOMMUNICATION
   SERVICES-0.88%

Illuminet Holdings, Inc.(a)                       35,000      1,100,750
=======================================================================

INTERNET SOFTWARE & SERVICES-2.77%

Hotel Reservations Network, Inc.-Class A(a)       19,500        907,335
-----------------------------------------------------------------------
IntraNet Solutions, Inc.(a)                       27,200      1,034,960
-----------------------------------------------------------------------
PEC Solutions, Inc.(a)                            68,500      1,513,850
=======================================================================
                                                              3,456,145
=======================================================================

IT CONSULTING & SERVICES-0.69%

Titan Corp. (The)(a)                              37,400        856,460
=======================================================================

                                                              MARKET
                                                SHARES        VALUE

LEISURE PRODUCTS-0.44%

Callaway Golf Co.                                 34,700   $    548,260
=======================================================================

MANAGED HEALTH CARE-2.51%

First Health Group Corp.(a)                       34,700        836,964
-----------------------------------------------------------------------
Orthodontic Centers of America, Inc.(a)           40,100      1,218,639
-----------------------------------------------------------------------
Rightchoice Managed Care, Inc.(a)                 24,300      1,078,920
=======================================================================
                                                              3,134,523
=======================================================================

MOVIES & ENTERTAINMENT-0.87%

Alliance Atlantis Communications Inc.-Class B
  (Canada)(a)                                     80,000      1,085,068
=======================================================================

MULTI-UTILITIES-2.41%

Aquila, Inc.(a)                                   14,400        354,960
-----------------------------------------------------------------------
Covanta Energy Corp.(a)                           56,900      1,050,374
-----------------------------------------------------------------------
MDU Resources Group, Inc.                         26,100        825,804
-----------------------------------------------------------------------
UtiliCorp United Inc.                             25,500        779,025
=======================================================================
                                                              3,010,163
=======================================================================

NETWORKING EQUIPMENT-0.38%

Stratos Lightwave, Inc.(a)                        36,573        475,449
=======================================================================

OIL & GAS DRILLING-0.56%

Pride International, Inc.(a)                      37,000        703,000
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-1.21%

Grant Prideco, Inc.(a)                            47,400        829,026
-----------------------------------------------------------------------
Key Energy Services, Inc.(a)                      63,400        687,256
=======================================================================
                                                              1,516,282
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.75%

Forest Oil Corp.(a)                               21,450        600,600
-----------------------------------------------------------------------
Louis Dreyfus Natural Gas Corp.(a)                24,100        839,885
-----------------------------------------------------------------------
XTO Energy, Inc.                                  51,600        740,460
=======================================================================
                                                              2,180,945
=======================================================================

PACKAGED FOODS-0.79%

Earthgrains Co.(The)                              38,100        990,600
=======================================================================

PHARMACEUTICALS-0.69%

ICN Pharmaceuticals, Inc.                         27,100        859,612
=======================================================================

PROPERTY & CASUALTY INSURANCE-2.21%

HCC Insurance Holdings, Inc.                      27,700        678,650
-----------------------------------------------------------------------
Radian Group Inc.                                 15,000        606,750
-----------------------------------------------------------------------
Vesta Insurance Group, Inc.                      135,000      1,478,250
=======================================================================
                                                              2,763,650
=======================================================================

PUBLISHING & PRINTING-0.39%

PRIMEDIA Inc.(a)                                  72,700        493,633
=======================================================================

REAL ESTATE INVESTMENT TRUSTS-3.57%

America First Mortgage Investments, Inc.         150,000      1,113,000
-----------------------------------------------------------------------
Annaly Mortgage Management Inc.                   74,000      1,014,540
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
REAL ESTATE INVESTMENT TRUSTS-(CONTINUED)

Anthracite Mortgage Capital, Inc.                100,000   $  1,105,000
-----------------------------------------------------------------------
CarrAmerica Realty Corp.                          21,800        664,900
-----------------------------------------------------------------------
Post Properties, Inc.                             14,800        560,180
=======================================================================
                                                              4,457,620
=======================================================================

REINSURANCE-2.51%

Annuity and Life Reassurance Holdings, Ltd.
  (Bermuda)                                       34,100      1,219,075
-----------------------------------------------------------------------
PartnerRe Ltd. (Bermuda)                          20,200      1,119,080
-----------------------------------------------------------------------
RenaissanceRe Holdings Ltd. (Bermuda)             10,700        792,870
=======================================================================
                                                              3,131,025
=======================================================================

RESTAURANTS-1.98%

CEC Entertainment Inc.(a)                         26,000      1,283,100
-----------------------------------------------------------------------
Jack in the Box Inc.(a)                           24,400        636,840
-----------------------------------------------------------------------
P.F. Chang's China Bistro, Inc.(a)                14,700        557,130
=======================================================================
                                                              2,477,070
=======================================================================

SEMICONDUCTOR EQUIPMENT-1.72%

Ultratech Stepper, Inc.(a)                        54,800      1,405,620
-----------------------------------------------------------------------
Varian Semiconductor Equipment Associates,
  Inc.(a)                                         18,000        738,000
=======================================================================
                                                              2,143,620
=======================================================================

SEMICONDUCTORS-2.71%

Actel Corp.(a)                                    24,200        594,110
-----------------------------------------------------------------------
Alpha Industries, Inc.(a)                         26,500        783,075
-----------------------------------------------------------------------
Fairchild Semiconductor Corp.-Class A(a)          48,000      1,104,000
-----------------------------------------------------------------------
Semtech Corp.(a)                                  30,000        900,000
=======================================================================
                                                              3,381,185
=======================================================================

SPECIALTY CHEMICALS-0.76%

International Flavors & Fragrances Inc.           38,000        954,940
=======================================================================

SPECIALTY STORES-6.41%

Barnes & Noble, Inc.(a)                           29,100      1,145,085
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
SPECIALTY STORES-(CONTINUED)

Copart, Inc.(a)                                   45,300   $  1,325,025
-----------------------------------------------------------------------
Linens 'n Things, Inc.(a)                         34,000        928,880
-----------------------------------------------------------------------
Michaels Stores, Inc.(a)                          31,100      1,275,100
-----------------------------------------------------------------------
Rent-A-Center, Inc.(a)                            17,900        941,540
-----------------------------------------------------------------------
Sonic Automotive, Inc.(a)                         61,300      1,170,830
-----------------------------------------------------------------------
Venator Group, Inc.(a)                            80,300      1,228,590
=======================================================================
                                                              8,015,050
=======================================================================

STEEL-0.79%

Allegheny Technologies, Inc.                      54,800        991,332
=======================================================================

SYSTEMS SOFTWARE-0.91%

Moldflow Corp.(a)                                 73,600      1,134,176
=======================================================================

TELECOMMUNICATIONS EQUIPMENT-0.92%

Polycom, Inc.(a)                                  35,700        824,313
-----------------------------------------------------------------------
Powerwave Technologies, Inc.(a)                   22,300        323,350
=======================================================================
                                                              1,147,663
=======================================================================

TEXTILES-0.79%

Wellman, Inc.                                     55,100        986,290
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $101,031,469)                         117,932,202
=======================================================================

MONEY MARKET FUNDS-6.28%

STIC Liquid Assets Portfolio(b)                3,920,281      3,920,281
-----------------------------------------------------------------------
STIC Prime Portfolio(b)                        3,920,281      3,920,281
=======================================================================
    Total Money Market Funds (Cost
      $7,840,562)                                             7,840,562
=======================================================================
TOTAL INVESTMENTS-100.66% (Cost $108,872,031)               125,772,764
=======================================================================
OTHER ASSETS LESS LIABILITIES-(0.66%)                          (819,957)
=======================================================================
NET ASSETS-100.00%                                         $124,952,807
_______________________________________________________________________
=======================================================================

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $108,872,031)                                 $125,772,764
------------------------------------------------------------
Receivables for:
  Investments sold                                    34,267
------------------------------------------------------------
  Fund shares sold                                 1,678,782
------------------------------------------------------------
  Dividends                                          119,638
------------------------------------------------------------
Investment for deferred compensation plan              4,688
------------------------------------------------------------
Other assets                                          49,572
============================================================
    Total assets                                 127,659,711
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            1,436,746
------------------------------------------------------------
  Fund shares reacquired                           1,086,373
------------------------------------------------------------
  Deferred compensation plan                           4,688
------------------------------------------------------------
Accrued distribution fees                             99,696
------------------------------------------------------------
Accrued transfer agent fees                           45,566
------------------------------------------------------------
Accrued operating expenses                            33,835
============================================================
    Total liabilities                              2,706,904
============================================================
Net assets applicable to shares outstanding     $124,952,807
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $ 65,489,648
____________________________________________________________
============================================================
Class B                                         $ 41,682,785
____________________________________________________________
============================================================
Class C                                         $ 17,780,374
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                            6,411,786
____________________________________________________________
============================================================
Class B                                            4,104,420
____________________________________________________________
============================================================
Class C                                            1,750,773
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $      10.21
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.21 divided
      by 94.50%)                                $      10.80
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                       $      10.16
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                       $      10.16
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the six months ended June 30, 2001
(Unaudited)

INVESTMENT INCOME:

Dividends                                        $   324,855
------------------------------------------------------------
Dividends from affiliated money market funds         177,771
============================================================
    Total investment income                          502,626
============================================================

EXPENSES:

Advisory fees                                        354,228
------------------------------------------------------------
Administrative services fees                          24,795
------------------------------------------------------------
Custodian fees                                        19,045
------------------------------------------------------------
Distribution fees -- Class A                          79,477
------------------------------------------------------------
Distribution fees -- Class B                         130,705
------------------------------------------------------------
Distribution fees -- Class C                          62,407
------------------------------------------------------------
Transfer agent fees -- Class A                        73,316
------------------------------------------------------------
Transfer agent fees -- Class B                        44,535
------------------------------------------------------------
Transfer agent fees -- Class C                        21,264
------------------------------------------------------------
Trustees' fees                                         4,947
------------------------------------------------------------
Registration and filing fees                          88,176
------------------------------------------------------------
Other                                                 42,310
============================================================
    Total expenses                                   945,205
============================================================
Less: Fees waived                                    (54,886)
------------------------------------------------------------
    Expenses paid indirectly                            (672)
============================================================
    Net expenses                                     889,647
============================================================
Net investment income (loss)                        (387,021)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (3,885,265)
------------------------------------------------------------
  Foreign currencies                                     834
------------------------------------------------------------
  Option contracts written                            30,574
============================================================
                                                  (3,853,857)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           14,836,829
------------------------------------------------------------
  Option contracts written                            (3,677)
============================================================
                                                  14,833,152
============================================================
Net gain from investment securities, foreign
  currencies and option contracts                 10,979,295
============================================================
Net increase in net assets resulting from
  operations                                     $10,592,274
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2001 and the year ended December 31, 2000 (Unaudited)

                                                                JUNE 30,     DECEMBER 31,
                                                                  2001           2000
                                                              ------------   ------------
OPERATIONS:

  Net investment income (loss)                                $   (387,021)  $   (42,970)
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                   (3,853,857)   (3,388,953)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and option contracts                             14,833,152     2,067,581
=========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                10,592,274    (1,364,342)
=========================================================================================
Share transactions-net:
  Class A                                                       27,070,714    33,716,692
-----------------------------------------------------------------------------------------
  Class B                                                       21,840,033    16,719,812
-----------------------------------------------------------------------------------------
  Class C                                                        7,230,911     9,146,713
=========================================================================================
    Net increase in net assets                                  66,733,932    58,218,875
=========================================================================================

NET ASSETS:

  Beginning of period                                           58,218,875            --
=========================================================================================
  End of period                                               $124,952,807   $58,218,875
_________________________________________________________________________________________
=========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $115,714,239   $59,572,581
-----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (419,355)      (32,334)
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts and
    option contracts                                            (7,242,810)   (3,388,953)
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    option contracts                                            16,900,733     2,067,581
=========================================================================================
                                                              $124,952,807   $58,218,875
_________________________________________________________________________________________
=========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2001
(Unaudited)


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Small Cap Equity Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $700,371 as of December 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, through the year 2008.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the Fund's average daily net assets. For the six months ended June 30, 2001, AIM waived fees of $54,886.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2001, AIM was paid $24,795 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2001, AFS was paid $62,129 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended June 30, 2001, the Class A, Class B and Class C shares paid AIM Distributors $79,477, $130,705 and $62,407, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $69,645 from sales of the Class A shares of the Fund during the six months ended June 30, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 2001, AIM Distributors received $33,408 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended June 30, 2001, the Fund paid legal fees of $1,763 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the six months ended June 30, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $672 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $672.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2001 was $101,373,955 and $48,387,933, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $19,637,678
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (2,838,390)
=========================================================
Net unrealized appreciation of investment
  securities                                  $16,799,288
_________________________________________________________
=========================================================
Cost of investments for tax purposes is
  $108,973,476.


NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the six months ended June 30, 2001 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                   ----------------------
                                   NUMBER OF    PREMIUMS
                                   CONTRACTS    RECEIVED
                                   ---------    ---------
Beginning of period                    47       $   8,084
---------------------------------------------------------
Written                               183         194,804
---------------------------------------------------------
Exercised                            (120)       (172,314)
---------------------------------------------------------
Expired                              (110)        (30,574)
=========================================================
End of period                          --       $      --
_________________________________________________________
=========================================================


NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2001 and the period August 31, 2000 (date operations commenced) through December 31, 2000:

                                                                    JUNE 30, 2001              DECEMBER 31, 2000
                                                              --------------------------    ------------------------
                                                                SHARES         AMOUNT        SHARES        AMOUNT
                                                              ----------    ------------    ---------    -----------
Sold:
  Class A                                                      3,983,468    $ 37,080,488    3,707,242    $35,554,951
--------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,644,547      24,616,601    1,851,798     17,580,252
--------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,180,152      10,886,338    1,021,221      9,654,027
====================================================================================================================
Reacquired:
  Class A                                                     (1,078,252)    (10,009,774)    (200,672)    (1,838,259)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                       (295,533)     (2,776,568)     (96,392)      (860,440)
--------------------------------------------------------------------------------------------------------------------
  Class C                                                       (396,402)     (3,655,427)     (54,198)      (507,314)
====================================================================================================================
                                                               6,037,980    $ 56,141,658    6,228,999    $59,583,217
____________________________________________________________________________________________________________________
====================================================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                            CLASS A
                                                              ------------------------------------
                                                                                  AUGUST 31, 2000
                                                                                  (DATE OPERATIONS
                                                              SIX MONTHS ENDED     COMMENCED) TO
                                                                  JUNE 30,          DECEMBER 31,
                                                                  2001(a)             2000(a)
                                                              ----------------    ----------------
Net asset value, beginning of period                              $  9.36             $ 10.00
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.03)                 --
--------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      0.88               (0.64)
==================================================================================================
    Total from investment operations                                 0.85               (0.64)
==================================================================================================
Net asset value, end of period                                    $ 10.21             $  9.36
__________________________________________________________________________________________________
==================================================================================================
Total return(b)                                                      9.08%              (6.40)%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $65,490             $32,805
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                   1.81%(c)            1.78%(d)
--------------------------------------------------------------------------------------------------
  Without fee waivers                                                1.94%(c)            2.72%(d)
==================================================================================================
Ratio of net investment income (loss) to average net assets         (0.61)%(c)          (0.12)%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate                                                60%                 49%
__________________________________________________________________________________________________
==================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $45,791,536.
(d)  Annualized.

                                                                            CLASS B
                                                              ------------------------------------
                                                                                  AUGUST 31, 2000
                                                                                  (DATE OPERATIONS
                                                              SIX MONTHS ENDED     COMMENCED) TO
                                                                  JUNE 30,          DECEMBER 31,
                                                                  2001(a)             2000(a)
                                                              ----------------    ----------------
Net asset value, beginning of period                              $  9.33             $ 10.00
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.06)              (0.03)
--------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      0.89               (0.64)
==================================================================================================
    Total from investment operations                                 0.83               (0.67)
==================================================================================================
Net asset value, end of period                                    $ 10.16             $  9.33
__________________________________________________________________________________________________
==================================================================================================
Total return(b)                                                      8.90%              (6.70)%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $41,683             $16,385
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                   2.48%(c)            2.49%(d)
--------------------------------------------------------------------------------------------------
  Without fee waivers                                                2.61%(c)            3.43%(d)
==================================================================================================
Ratio of net investment income (loss) to average net assets         (1.28)%(c)          (0.83)%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate                                                60%                 49%
__________________________________________________________________________________________________
==================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $26,357,664.
(d)  Annualized.

                                                                            CLASS C
                                                              ------------------------------------
                                                                                  AUGUST 31, 2000
                                                                                  (DATE OPERATIONS
                                                              SIX MONTHS ENDED     COMMENCED) TO
                                                                  JUNE 30,          DECEMBER 31,
                                                                  2001(a)             2000(a)
                                                              ----------------    ----------------
Net asset value, beginning of period                              $  9.34             $ 10.00
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.06)              (0.03)
--------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      0.88               (0.63)
==================================================================================================
    Total from investment operations                                 0.82               (0.66)
==================================================================================================
Net asset value, end of period                                    $ 10.16             $  9.34
__________________________________________________________________________________________________
==================================================================================================
Total return(b)                                                      8.78%              (6.60)%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data: Net assets, end of period (000s
  omitted)                                                        $17,780             $ 9,028
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                   2.48%(c)            2.49%(d)
--------------------------------------------------------------------------------------------------
  Without fee waivers                                                2.61%(c)            3.43%(d)
==================================================================================================
Ratio of net investment income (loss) to average net assets         (1.28)%(c)          (0.83)%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate                                                60%                 49%
__________________________________________________________________________________________________
==================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $12,584,915.
(d)  Annualized.

BOARD OF TRUSTEES                                       OFFICERS                               OFFICE OF THE FUND

Robert H. Graham                                        Robert H. Graham                       11 Greenway Plaza
Chairman, President and Chief Executive Officer         Chairman and President                 Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                        Carol F. Relihan
Bruce L. Crockett                                       Senior Vice President and Secretary    INVESTMENT ADVISOR
Director,
ACE Limited;                                            Gary T. Crum                           A I M Advisors, Inc.
Formerly, Director, President and                       Senior Vice President                  11 Greenway Plaza
Chief Executive Officer                                                                        Suite 100
COMSAT Corporation                                      Dana R. Sutton                         Houston, TX 77046
                                                        Vice President and Treasurer
Owen Daly II                                                                                   TRANSFER AGENT
Formerly, Director,                                     Robert G. Alley
Cortland Trust, Inc.                                    Vice President                         A I M Fund Services, Inc.
                                                                                               P.O. Box 4739
Albert R. Dowden                                        Stuart W. Coco                         Houston, TX 77210-4739
Chairman, Cortland Trust, Inc. and DHJ Media, Inc.;     Vice President
and Director, Magellan Insurance Company                                                       CUSTODIAN
                                                        Melville B. Cox
Edward K. Dunn Jr.                                      Vice President                         State Street Bank and Trust Company
Formerly, Chairman, Mercantile Mortgage Corp.;                                                 225 Franklin Street
Vice Chairman, President                                Karen Dunn Kelley                      Boston, MA 02110
and Chief Operating Officer                             Vice President
Mercantile-Safe Deposit & Trust Co.; and                                                       COUNSEL TO THE FUND
President, Mercantile Bankshares                        Edgar M. Larsen
                                                        Vice President                         Ballard Spahr
Jack M. Fields                                                                                 Andrews & Ingersoll, LLP
Chief Executive Officer,                                Mary J. Benson                         1735 Market Street
Twenty First Century Group, Inc.;                       Assistant Vice President and           Philadelphia, PA 19103
Formerly Member of the U.S. House of                    Assistant Treasurer
Representatives                                                                                COUNSEL TO THE TRUSTEES
                                                        Sheri Morris
Carl Frischling                                         Assistant Vice President and           Kramer, Levin, Naftalis & Frankel LLP
Partner,                                                Assistant Treasurer                    919 Third Avenue
Kramer, Levin, Naftalis & Frankel LLP                                                          New York, NY 10022

Prema Mathai-Davis                                                                             DISTRIBUTOR
Member, Visiting Committee,
Harvard University Graduate                                                                    A I M Distributors, Inc.
School of Education, New School University.                                                    11 Greenway Plaza
Formerly Chief Executive Officer,                                                              Suite 100
YWCA of the U.S.A.                                                                             Houston, TX 77046

Lewis F. Pennock
Partner, Pennock & Cooper (law firm)

Louis S. Sklar
Executive Vice President,
Development and Operations,
Hines Interests
Limited Partnership

                     -------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                            RISK TOLERANCE AND YOUR

                                 TIME HORIZON.

                     -------------------------------------

THE AIM FUNDS RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                                  EQUITY FUNDS


    DOMESTIC EQUITY FUNDS                      INTERNATIONAL/GLOBAL EQUITY FUNDS      A I M Management Group Inc. has provided
                                                                                      leadership in the mutual fund industry since
    MORE AGGRESSIVE                                     MORE AGGRESSIVE               1976 and managed approximately $171 billion
                                                                                      in assets for 9.5 million shareholders,
AIM Small Cap Opportunities(1)                   AIM Latin American Growth(7)         including individual investors, corporate
AIM Mid Cap Opportunities(1)                     AIM Developing Markets               clients and financial institutions, as of
AIM Large Cap Opportunities(2)                   AIM European Small Company           June 30, 2001.
AIM Emerging Growth                              AIM Asian Growth                         The AIM Family of Funds--Registered
AIM Small Cap Growth                             AIM Japan Growth(8)                  Trademark-- is distributed nationwide, and
AIM Aggressive Growth                            AIM International Emerging Growth    AIM today is the seventh-largest mutual fund
AIM Mid Cap Growth                               AIM European Development             complex in the United States in assets under
AIM Small Cap Equity                             AIM Euroland Growth                  management, according to Strategic Insight,
AIM Capital Development                          AIM Global Aggressive Growth         an independent mutual fund monitor.
AIM Constellation                                AIM International Equity                 AIM is a subsidiary of AMVESCAP PLC, one
AIM Dent Demographic Trends                      AIM International Value(4)           of the world's largest independent financial
AIM Select Equity(3)                             AIM Worldwide Spectrum               services companies with $408 billion in
AIM Large Cap Growth                             AIM Global Trends                    assets under management as of June 30, 2001.
AIM Weingarten                                   AIM Global Growth
AIM Mid Cap Equity
AIM Value II                                            MORE CONSERVATIVE
AIM Charter
AIM Value                                             SECTOR EQUITY FUNDS
AIM Blue Chip
AIM Basic Value                                         MORE AGGRESSIVE
AIM Large Cap Basic Value
AIM Balanced                                     AIM New Technology
AIM Advisor Flex(6)                              AIM Global Telecommunications and Technology
                                                 AIM Global Infrastructure
    MORE CONSERVATIVE                            AIM Global Resources
                                                 AIM Global Financial Services
                                                 AIM Global Health Care
                                                 AIM Global Consumer Products and Services(7)
                                                 AIM Real Estate(5)
                                                 AIM Global Utilities

                                                        MORE CONSERVATIVE

                                     FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS                       TAX-FREE FIXED-INCOME FUNDS

    MORE AGGRESSIVE                                     MORE AGGRESSIVE

AIM Strategic Income                             AIM High Income Municipal
AIM High Yield II                                AIM Tax-Exempt Bond of Connecticut(6)
AIM High Yield                                   AIM Municipal Bond
AIM Income                                       AIM Tax-Free Intermediate
AIM Global Income                                AIM Tax-Exempt Cash
AIM Floating Rate
AIM Intermediate Government                             MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

    MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (3)On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4)On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (5)On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. (6)The fund closed to new investors August 7, 2001. (7)The fund closed to new investors August 15, 2001. (8)AIM Japan Growth Fund closed to new investors August 17, 2001.
   FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after September 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARDS LOGO APPEARS HERE]                       [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       SCE-SAR-1

A I M Distributors, Inc.